EXHIBIT 99.1

Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean, Vice President, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688 E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P.

ANNOUNCES SECOND QUARTER 2008 RESULTS

RADNOR, PA (BusinessWire) August 6, 2008 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported distributable cash, a non-GAAP (generally accepted accounting principles) measure, of $14.1 million for the three months ended June 30, 2008, compared with $10.9 million for the same period of 2007. Adjusted net income, a non-GAAP measure which excludes the effects of a non-cash change in derivatives fair value, was $17.0 million, or $0.44 per limited partner unit, for the three months ended June 30, 2008, compared with $11.8 million, or $0.30 per limited partner unit, for the second quarter of 2007. Net income for the quarter was $6.1 million, or $0.16 per limited partner unit, compared with $8.3 million, or $0.21 per limited partner unit, for the second quarter of 2007. Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

As previously announced, on August 20, 2008, PVG will pay to unitholders of record as of August 4, 2008 a quarterly cash distribution covering the period of April 1 through June 30, 2008 in the amount of $0.36 per unit, or an annualized rate of $1.44 per unit. This annualized distribution represents a $0.08 per unit, or 5.9 percent, increase over the annualized distribution of $1.36 per unit paid for the first quarter of 2008 and a 28.6 percent increase over the annualized distribution of $1.12 per unit for the same quarter of 2007.

PVG owns the general partner, including the incentive distribution rights, and is the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR) and reports its financial results on a consolidated basis with the financial results of PVR. PVG currently has no separate operating activities apart from those conducted by PVR and derives its cash flow solely from cash distributions received from PVR.

These items, together with operational updates and full-year 2008 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated August 6, 2008 (please visit PVR’s website, www.pvresource.com under “For Investors,” for a copy of the release).

Management Comment

A. James Dearlove, Chief Executive Officer of PVG, said, “We are pleased to present second quarter 2008 results for PVG. PVR’s operations, which generate our cash flows, produced record distributable cash flow that allowed for the 28.6 percent increase in the annualized rate of distributions as compared to the second quarter of 2007, including the recent 5.9 percent sequential quarterly distribution increase. We remain focused on continuing to grow cash distributions as PVR executes its growth strategy. PVR expects continued contributions from recent acquisitions and from the startup of two gas processing plants during the first half of 2008.”

Guidance for 2008

See the Guidance Table included in PVR’s August 6, 2008 release for guidance estimates for full-year 2008.

Conference Call

A joint conference call and webcast, during which management will discuss second quarter 2008 financial and operational results for PVG and PVR, is scheduled for Thursday, August 7, 2008 at 1:00 p.m. ET. Prepared remarks by A. James Dearlove, Chief Executive Officer, will be followed by a question and answer period. Investors and analysts may participate via phone by dialing 1-877-407-9205 five to ten minutes before the scheduled start of the conference call, or via webcast by logging on to PVG’s website at www.pvgpholdings.com at least 20 minutes prior to the scheduled start of the call to download and install any necessary audio software. A telephonic replay of the call will be available until August 21, 2008 at 11:59 p.m. ET by dialing 1-877-660-6853 and using the following replay pass codes: account #286, conference ID #290757. An on-demand replay of the conference call will be available at PVG’s website beginning shortly after the call.

******

Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership formed to own the general partner interest, all of the incentive distribution rights and approximately 37 percent of the limited partner interests in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about PVG, please visit its website at www.pvgpholdings.com. For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated August 6, 2008 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated August 6, 2008 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007. Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited

(dollars in thousands, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenues
Natural gas midstream	$234,797	$114,407	$359,845	$209,725
Coal royalties	31,641	24,029	55,603	49,029
Coal services	1,841	2,092	3,703	3,693
Other	8,226	3,616	14,168	5,897

Total revenues	276,505	144,144	433,319	268,344

Expenses
Cost of midstream gas purchased	202,819	95,077	302,516	174,808
Operating	8,719	5,497	15,512	11,011
Taxes other than income	976	607	2,048	1,450
General and administrative	7,305	6,305	14,439	12,706
Depreciation, depletion and amortization	12,919	9,822	24,419	19,955

Total expenses	232,738	117,308	358,934	219,930

Operating income	43,767	26,836	74,385	48,414

Other income (expense)
Interest expense	(5,374)	(3,617)	(10,306)	(7,164)
Interest income and other	501	466	1,046	819
Derivatives	(29,942)	(7,550)	(22,166)	(10,197)

Income before minority interest	8,952	16,135	42,959	31,872

Minority interest	(2,890)	(7,834)	(20,095)	(15,851)

Net income	$6,062	$8,301	$22,864	$16,021

Net income per limited partner unit, basic and diluted	$0.16	$0.21	$0.59	$0.41

Weighted average number of units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,067

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,839	8,060	16,479	16,344
Average coal royalties ($ per ton)	$3.58	$2.98	$3.37	$3.00
Average net coal royalties ($ per ton) - (a)	$3.20	$2.75	$3.01	$2.78
Natural gas midstream segment:
System throughput volumes (MMcf)	23,884	17,019	41,171	32,919
Gross margin (in thousands)	$31,978	$19,330	$57,329	$34,917

(a) - The average net coal royalties per ton deducts coal royalties expense, which are incurred primarily in Central Appalachia.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited

(in thousands)

	June 30, 2008	December 31, 2007
Assets
Cash and cash equivalents	$25,942	$30,503
Receivables	135,442	78,888
Derivative assets	4,795	1,212
Other current assets	4,690	4,104

Total current assets	170,869	114,707
Property, plant and equipment, net	776,511	731,282
Other long-term assets	162,073	96,262

Total assets	$1,109,453	$942,251

Liabilities and Partners’ Capital
Accounts payable and accrued liabilities	$132,593	$76,666
Current portion of long-term debt	58,083	12,561
Deferred income	3,099	2,958
Derivative liabilities	43,396	41,733

Total current liabilities	237,171	133,918
Other long-term liabilities	19,035	19,517
Deferred income	8,303	6,889
Derivative liabilities	6,642	1,315
Long-term debt of PVR	323,100	399,153
Minority interest in PVR	256,088	161,075
Partners’ capital	259,114	220,384

Total liabilities and partners’ capital	$1,109,453	$942,251

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - unaudited

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Operating Activities
Net income	$6,062	$8,301	$22,864	$16,021
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	12,919	9,822	24,419	19,955
Commodity derivative contracts:
Total derivative losses (gains)	31,459	8,835	24,791	12,325
Cash payments to settle derivatives for period	(9,703)	(2,189)	(19,225)	(4,261)
Non-cash interest expense	204	165	368	329
Minority interest	2,890	7,834	20,095	15,851
Equity earnings, net of distributions	354	(645)	(6)	(878)
Other	(223)	(158)	(441)	(198)
Changes in operating assets and liabilities	500	1,580	(424)	(2,972)

Net cash provided by operating activities	44,462	33,545	72,441	56,172

Investing Activities
Acquisitions, net of cash acquired	(96,220)	(52,117)	(96,240)	(52,456)
Additions to property, plant and equipment	(21,190)	(11,872)	(38,840)	(18,874)
Other	334	154	675	197

Net cash used in investing activities	(117,076)	(63,835)	(134,405)	(71,133)

Financing Activities
Distributions to partners	(25,220)	(21,032)	(49,392)	(34,374)
Proceeds from (repayments of) borrowings, net	(32,600)	52,000	(30,600)	57,000
Proceeds from PVR equity issuance	138,015	—	138,015	—
Other	(620)	—	(620)	860

Net cash used in financing activities	79,575	30,968	57,403	23,486

Net increase (decrease) in cash and cash equivalents	6,961	678	(4,561)	8,525
Cash and cash equivalents - beginning of period	18,981	21,534	30,503	13,687

Cash and cash equivalents - end of period	$25,942	$22,212	$25,942	$22,212

PENN VIRGINIA GP HOLDINGS, L.P.

DISTRIBUTABLE CASH - unaudited

(in thousands, except per unit data)

The following table presents the calculation and reconciliation of distributable cash of PVG with respect to the three and six months ended June 30, 2008 and 2007:

	Three Months Ended June 30,		Six Months Ended June 30,
	2008 (a)	2007	2008 (a)	2007
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$486	$395	$909	$781
General partner incentive distribution rights	5,527	3,114	9,996	5,776
PVR common units	9,011	8,227	17,825	16,258

Total cash received from PVR	15,024	11,736	28,730	22,815

Deduct: Net expenses of PVG on a stand-alone basis (b)	(500)	(425)	(1,100)	(1,121)
Cash reserve for working capital	(457)	(370)	(278)	(593)

Distributable cash (c)	$14,067	$10,941	$27,352	$21,101

Cash distributions paid to partners of PVG
To Penn Virginia Corporation	$10,828	$8,985	$21,737	$17,328
To public unitholders	3,239	1,956	5,615	$3,773

Total cash distributions paid	$14,067	$10,941	$27,352	$21,101

Distribution per limited partner unit (paid in subsequent period)	$0.36	$0.28	$0.70	$0.54

Average units outstanding (in thousands)	39,075	39,075	39,075	39,067

(a)-	The three and six months ended June 30, 2008 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG in August 2008.
(b)-	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.
(c)-	Distributable cash represents cash distributions received from PVR, minus PVG’s net expenses, minus cash reserve for working capital. Distributable cash is a significant liquidity metric which is an indicator of PVG’s ability to pay quarterly cash distributions to its limited partners. Distributable cash is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of publicly traded partnerships. Distributable cash is presented because management believes it is a useful adjunct to net cash provided by operating activities under GAAP. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited

(in thousands, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Reconciliation of GAAP “Net income” to Non-GAAP “Net income as adjusted”
Net income as reported	$6,062	$8,301	$22,864	$16,021
Adjustments for derivatives:
Derivative losses included in operating income	1,517	1,285	2,625	2,128
Derivative losses (gains) included in other income	29,942	7,550	22,166	10,197
Cash payments to settle derivatives for period	(9,703)	(2,189)	(19,225)	(4,261)
Impact of adjustments on minority interest (d)	(10,795)	(3,152)	(2,604)	(3,874)

Net income as adjusted (e)	$17,023	$11,795	$25,826	$20,211

Net income as adjusted, per limited partner unit	$0.44	$0.30	$0.66	$0.52

(d)-	Minority interest for the quarters ended June 30, 2008 and 2007 have been adjusted for the effect of incentive distribution rights and reflects the minority interest percentage of net income recognized for the six months ended June 30, 2008 and 2007.
(e)-	Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives. Management believes this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry. Management uses this information for comparative purposes within the industry. Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.

QUARTERLY SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended June 30, 2008

Revenues
Natural gas midstream	$—	$234,797	$—	$234,797
Coal royalties	31,641	—	—	31,641
Coal services	1,841	—	—	1,841
Timber	1,833	—	—	1,833
Oil and gas royalties	1,556	—	—	1,556
Other	2,185	2,652	—	4,837

Total revenues	39,056	237,449	—	276,505

Expenses
Cost of midstream gas purchased	—	202,819	—	202,819
Coal royalties expense	3,397	—	—	3,397
Other operating	505	4,817	—	5,322
Taxes other than income	371	605	—	976
General and administrative	3,274	3,469	562	7,305
Depreciation, depletion and amortization	7,526	5,393	—	12,919

Total expenses	15,073	217,103	562	232,738

Operating income (loss)	$23,983	$20,346	$(562)	$43,767

Additions to property and equipment and acquisitions	$24,641	$92,769	$—	$117,410

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended June 30, 2007

Revenues
Natural gas midstream	$—	$114,407	$—	$114,407
Coal royalties	24,029	—	—	24,029
Coal services	2,092	—	—	2,092
Timber	238	—	—	238
Oil and gas royalties	306	—	—	306
Other	1,745	1,327	—	3,072

Total revenues	28,410	115,734	—	144,144

Expenses
Cost of midstream gas purchased	—	95,077	—	95,077
Coal royalties expense	1,820	—	—	1,820
Other operating	694	2,983	—	3,677
Taxes other than income	267	336	4	607
General and administrative	2,743	3,020	542	6,305
Depreciation, depletion and amortization	5,320	4,502	—	9,822

Total expenses	10,844	105,918	546	117,308

Operating income (loss)	$17,566	$9,816	$(546)	$26,836

Additions to property and equipment and acquisitions	$52,130	$11,859	$—	$63,989

PENN VIRGINIA GP HOLDINGS, L.P.

YEAR-TO-DATE SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Six Months Ended June 30, 2008

Revenues
Natural gas midstream	$—	$359,845	$—	$359,845
Coal royalties	55,603	—	—	55,603
Coal services	3,703	—	—	3,703
Timber	3,417	—	—	3,417
Oil and gas royalties	2,790	—	—	2,790
Other	3,837	4,124	—	7,961

Total revenues	69,350	363,969	—	433,319

Expenses
Cost of midstream gas purchased	—	302,516	—	302,516
Coal royalties expense	5,909	—	—	5,909
Other operating	736	8,867	—	9,603
Taxes other than income	742	1,306	—	2,048
General and administrative	6,459	6,802	1,178	14,439
Depreciation, depletion and amortization	13,939	10,480	—	24,419

Total expenses	27,785	329,971	1,178	358,934

Operating income (loss)	$41,565	$33,998	$(1,178)	$74,385

Additions to property and equipment and acquisitions	$24,689	$110,391	$—	$135,080

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Six Months Ended June 30, 2007

Revenues
Natural gas midstream	$—	$209,725	$—	$209,725
Coal royalties	49,029	—	—	49,029
Coal services	3,693	—	—	3,693
Timber	417	—	—	417
Oil and gas royalties	583	—	—	583
Other	3,172	1,725	—	4,897

Total revenues	56,894	211,450	—	268,344

Expenses
Cost of midstream gas purchased	—	174,808	—	174,808
Coal royalties expense	3,603	—	—	3,603
Other operating	1,066	6,342	—	7,408
Taxes other than income	590	856	4	1,450
General and administrative	5,359	6,043	1,304	12,706
Depreciation, depletion and amortization	10,810	9,145	—	19,955

Total expenses	21,428	197,194	1,308	219,930

Operating income (loss)	$35,466	$14,256	$(1,308)	$48,414

Additions to property and equipment and acquisitions	$53,466	$17,864	$—	$71,330